SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 1998



                               ECHO BAY MINES LTD.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



 INCORPORATED UNDER THE LAWS OF CANADA        1-8542               NONE
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     (State or other jurisdiction           (Commission       (IRS Employee
           of incorporation)               File Number)     Identification No.)



  6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD, CO     80111-4957
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     (Address of principal executive offices)                      (Zip Code)



    Registrant's telephone number, including area code:  (303) 714-8600
                                                         --------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1   Press release dated March 17, 1998

     99.2   Press release dated March 17, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ECHO BAY MINES LTD.
                                    (Registrant)


Date  March 23, 1998                By: /S/   TOM S.Q. YIP
                                    ----------------------
                                    Name: Tom S.Q. Yip
                                    Title: Controller


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                                  EXHIBIT INDEX


Exhibit
   No.         Description

   99.1        Press release dated March 17, 1998

   99.2        Press release dated March 17, 1998